UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of Earliest event reported): December 24, 2001

                       Commission File Number: 33-11986-LA
                                               -----------

                             STEIN'S HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

           Nevada                                                88-022660
           ------                                                ---------
(State or other jurisdiction of                               (IRS Employer
 incorporation or organization)                          Identification Number)

             21800 Oxnard Street Suite 440, Woodland Hills CA 91367
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (818) 598-6780
                                                 --------------


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

ITEM 7. Financial Statements and Exhibits.

      (A)   Financial Statements and Schedules

      The following financial statements and schedules are filed as part of this report:

      Pro Forma Condensed Balance Sheet
      Pro Forma Condensed of Income
      Pro Forma Condensed Notes to Financial Statements

      (B)   List of Exhibits

      The following exhibits are filed with this report.

      99    Financial Statements

                                INDEX TO EXHIBITS

Pro Forma Condensed Financial Statements

January 9, 2002                                   STEIN'S HOLDINGS, INC.


                                                   /s/ James Smith
                                                  ------------------------------
                                                  James Smith, President


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

                             STEIN'S HOLDINGS, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

On or about November 9, 2001, Stein's Holdings, Inc. (hereinafter called Stein's) acquired all of the issued and outstanding shares of Sanitec Services of Hawaii, Inc. (hereinafter called Sanitec) by issuing 1,333,334 shares of its common stock, par value $0.001.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair value, and the results of Sanitec's operations included in Stein's consolidated financial statements from the date of acquisition.

The accompanying condensed financial statements illustrate the effect of the acquisition (Pro Forma) on Stein's financial position and results of operations. The condensed balance sheet as of September 30, 2001, is based on the historical balance sheets of Stein's and Sanitec as of that date and assumes the acquisition took place on that date. The condensed statements of income for the year ended December 31, 2000 and the six months ended June 30, 2001, are based on the historical statements of income of Stein and Sanitec for those periods. The pro forma condensed statements of income assume the acquisition took place on January 1, 2000.

The pro forma condensed financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed pro forma financial statements should be read in connection with the historical financial statements of Stein and Sanitec.

                             STEIN'S HOLDINGS, INC.
                  PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 2001

                                                                        Sanitec
                                                        Stein's         Services
                                                       Holdings,       of Hawaii,
               ASSETS                                     Inc.             Inc.          Adjustments         Pro Forma
                                                      -----------      -----------     --------------        -----------
CURRENT ASSETS
       Cash and cash equivalents                      $     1,628      $         0     $            0        $     1,628
       Trading securities                                  44,580                0                  0             44,580
       Loans receivable                                    44,652                0                  0             44,652
       Deferred tax assets                                168,000                0                  0            168,000
       Prepaid expenses                                         0            4,000                  0              4,000
                                                      -----------      -----------     --------------        -----------

            TOTAL CURRENT ASSETS                          258,860            4,000                  0            262,860
                                                      -----------      -----------     --------------        -----------

PROPERTY AND EQUIPMENT                                      6,553          645,102                  0            651,655
                                                      -----------      -----------     --------------        -----------
OTHER ASSETS
       Goodwill                                            34,494                       (3) 3,357,547         3,392,041
                                                                                        (2)(4,000,000)
       Investment                                               0                       (1) 4,000,000                  0
       Rent security deposit                                    0           17,703                  0             17,703
                                                      -----------      -----------     --------------        -----------

        TOTAL OTHER ASSETS                                 34,494           17,703          3,357,547          3,409,744
                                                      -----------      -----------     --------------        -----------
                                                      $   299,907      $   666,805     $    3,357,547        $ 4,324,259
                                                      ===========      ===========     ==============        ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Accounts payable                               $   200,480      $    24,352     $            0        $   224,832
       Accrued liabilities                                  7,005                0                  0              7,005
       Notes payable                                      119,880                0                  0            119,880
                                                      -----------      -----------     --------------        -----------

        TOTAL CURRENT
           LIABILITIES                                    327,365           24,352                  0            351,717
                                                      -----------      -----------     --------------        -----------

LONG-TERM LIABILITIES                                       1,100                0                  0              1,100
                                                      -----------      -----------     --------------        -----------

STOCKHOLDERS' EQUITY                                                                    (2)    (1,000)
       Common stock                                         4,402            1,000      (1)     1,333              5,735
                                                                                        (2)(1,313,604)
       Paid in capital                                  2,924,277        1,313,604      (1) 3,998,667          6,923,610

       Retained Earnings                               (2,957,237)        (672,151)     (2)   672,151         (2,957,237)
                                                      -----------      -----------     --------------        -----------

                                                      $   299,907      $   666,805     $    3,357,547        $ 4,324,259
                                                      ===========      ===========     ==============        ===========

            See Notes to Pro Forma Financial Statements (Unaudited).


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

                             STEIN'S HOLDINGS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                   Sanitec
                                    Stein's        Services
                                   Holdings,      of Hawaii,
                                      Inc.            Inc.           Adjustments        Pro Forma
                                 -----------      -----------      --------------     -------------
REVENUE                          $   (18,080)     $         0      $            0     $     (18,080)

COSTS AND EXPENSES                   149,649          135,206                   0           284,855
                                 -----------      -----------      --------------     -------------
   (LOSS) BEFORE INCOME
      TAXES (BENEFIT)               (167,729)        (135,206)                  0          (302,935)

PROVISION FOR INCOME
   TAXES (BENEFIT)                   (14,500)               0                   0           (14,500)
                                 -----------      -----------      --------------     -------------

   NET (LOSS)                    $  (153,229)     $  (135,206)                  0     $    (288,435)
                                 ===========      ===========      ==============     =============

(LOSS) PER SHARE                 $      (.03)                                         $        (.06)
                                 ===========                                          =============

WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
   OUTSTANDING                     5,068,499                                              5,068,499
                                 ===========                                          =============

            See Notes to Pro Forma Financial Statements (Unaudited).


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

                             STEIN'S HOLDINGS, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                        Sanitec
                                       Stein's         Services
                                      Holdings,       of Hawaii,
                                        Inc.           Alliance        Adjustments      Pro Forma
                                    -----------      ------------      -----------     -----------
REVENUES                            $   104,749      $          0      $         0     $   104,749

COSTS AND EXPENSES                      537,991           291,409                0         829,400
                                    -----------      ------------      -----------     -----------
        (LOSS) FROM CONTINUING
           OPERATIONS BEFORE
           INCOME TAX (BENEFIT)        (433,242)         (291,409)               0        (724,651)

PROVISION FOR INCOME
   TAXES (BENEFIT)                      (79,100)                0                0         (79,100)
                                    -----------      ------------      -----------     -----------

        (LOSS) FROM CONTINUING
           OPERATIONS                  (354,142)         (291,409)               0        (645,551)

DISCONTINUED OPERATIONS                (195,657)                0                0        (195,657)
                                    -----------      ------------      -----------     -----------

        (LOSS) BEFORE MINORITY
           INTEREST                    (549,799)         (291,409)               0        (841,208)

MINORITY INTEREST                        38,948                 0                0          38,948
                                    -----------      ------------      -----------     -----------

        NET (LOSS)                  $  (510,851)     $   (291,409)     $         0     $  (802,260)
                                    ===========      ============      ===========     ===========

(LOSS) PER SHARE

       CONTINUING OPERATIONS        $      (.07)                                       $      (.13)
       DISCONTINUED OPERATIONS             (.03)                                              (.03)
                                    -----------                                        -----------

                TOTAL               $      (.10)                                       $      (.16)
                                    ===========                                        ===========

WEIGHTED AVERAGE NUMBER
   OF SHARES OUTSTANDING              5,068,499                                          5,068,499
                                    ===========                                        ===========

            See Notes to Pro Forma Financial Statements (Unaudited).


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

                             STEIN'S HOLDINGS, INC.
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)

NOTE A THE PRO FORMA ADJUSTMENTS TO THE CONDENSED CONSOLIDATED BALANCE SHEET ARE
       AS FOLLOWS:

      (1) To reflect the acquisition of Sanitec Services of Hawaii, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and the liabilities assumed. The components of the purchase price and its allocation to the assets and liabilities of Sanitec are as follows:

                Components of purchase price

                  1,333,333 shares of common stock valued at
                    $3.00 per share                                 $  4,000,000
                                                                    ============

      (2)   Allocation of purchase price and consolidation entries

                  Stockholders' equity of Sanitec                   $    642,453
                  Goodwill                                             3,357,547
                                                                    ------------

                                                                    $  4,000,000
                                                                    ============

            See Notes to Pro Forma Financial Statements (Unaudited).


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